Exhibit 10.1

Execution Version

AMENDMENT NO. 1

TO

SPONSOR SUPPORT AGREEMENT

This AMENDMENT is made and entered into as of January 31, 2025 (this “Amendment”), by and among Inflection Point Holdings II LLC, a Delaware limited liability company (the “Sponsor”), Inflection Point Acquisition Corp. II, a Cayman Islands exempted company (the “Purchaser”) and USA Rare Earth, LLC, a Delaware limited liability company (the “Company”). Each of the foregoing will individually be referred to herein as a “Party” and, collectively as the “Parties”. Capitalized terms used, but not otherwise defined, herein shall have the respective meanings assigned to such terms in the Business Combination Agreement (as defined below).

RECITALS:

WHEREAS, the Parties entered into that certain Sponsor Support Agreement, dated as of August 21, 2024 (as the same may be further amended from time to time in accordance with its terms, the “Agreement”);

WHEREAS, the Agreement was entered into contemporaneously with the execution and delivery by the Purchaser, the Company and IPXX Merger Sub, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Purchaser, a Business Combination Agreement dated as August 21, 2024 (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”);

WHEREAS, in connection with the purchase of additional pre-Closing Company Class A-2 Convertible Preferred Units, the Company has agreed to forego the potential forfeiture of Cayman Purchaser Private Placement Warrants contemplated by Section 1.13 of the Agreement;

WHEREAS, pursuant to Section 3.4 of the Agreement, the Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Parties; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and the representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to Section 1.13. Section 1.13 of the Agreement is hereby amended and restated in its entirety to read as follows:

[Reserved.]

2. Counterparts; Electronic Delivery. This Amendment may be executed in counterparts, all of which shall be considered one and the same document and shall become effective when such counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery by electronic transmission to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence. The exchange of a fully executed Amendment (in counterparts or otherwise) in pdf, docusign or similar format and transmitted by facsimile or email shall be sufficient to bind the Parties to the terms and conditions of this Amendment.

3. Effect of This Amendment. This Amendment is made a part of the Agreement. Except as otherwise expressly provided herein, the Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. Any reference to the Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to refer to the Agreement as modified by this Amendment unless the context shall otherwise require. For the avoidance of doubt, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Agreement, as amended by this Amendment, shall mean August 21, 2024.

4. Other Provisions. All other provisions of the Agreement not specifically amended by this Amendment shall remain in full force and effect. Section 3.2 (Assignment), Section 3.4 (Amendment), and Section 3.5 (Miscellaneous) of the Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SPONSOR:

Inflection Point HOLDINGS II LLC

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Managing Member

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]

PURCHASER:

Inflection Point Acquisition Corp. II

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]

COMPANY:

USA RARE EARTH, LLC

By:	/s/ David Kronenfeld
	Name:	David Kronenfeld
	Title:	Chief Legal Officer

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]